UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2008

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49629	33-0933072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17872 Cartwright Road Irvine, CA 92614	92614
(Address of principal executive offices)	(Zip Code)

(949) 399-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

This Form 8-K/A is being filed to amend the Current Report on Form 8-K, dated January 11, 2008, filed by the Registrant with the Securities and Exchange Commission the (“SEC”) on January 17, 2008, to add the pro forma financial information disclosures required under Item 9.01 as a result of the Registrant’s transfer of the Tecstar business segment and the related debt restructuring.

(b) Pro forma financial information

Management is in the process of determining the net gain or loss in connection with the debt restructuring and transfer of assets of the Tecstar business unit as described in Item 1.01 of the Current Report as the results of operations for all Tecstar subsidiaries through the close date of the transfer have not been finalized. The payment of $1.0 million in connection with the agreements that release the Registrant of liability from claims under several debt notes, agreements and guarantees, claims for indemnification, contribution, reimbursement or subrogation, and covenants not to sue on account of any of the released claims, as described more fully in the Release Agreements, will be a component of the above net gain or loss.

The following unaudited pro forma condensed consolidated financial information is being filed herewith to illustrate the effects of the transfer on the historical financial position and operating results of the Registrant:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet at October 31, 2007

•	Unaudited Pro Forma Consolidated Statements of Operations for the Six Months Ended October 31, 2007

•	Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended April 30, 2007, 2006 and 2005

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

The pro forma financial information represents, in the opinion of management, all adjustments necessary to present the Registrant’s pro forma results of operations and financial position in accordance with Article 11 of the United States Securities and Exchange Commission (“SEC”) Regulation S-X and is based upon available information and certain assumptions considered reasonable under the circumstances.

The pro forma condensed consolidated financial statements should be read in conjunction with the Registrant’s unaudited consolidated financial statements and notes thereto included in the Registrant’s Quarterly Report on Form 10-Q for the three months and six months ended October 31, 2007 and audited consolidated financial statements and notes thereto included in the Registrant’s Annual Report on Form 10-K for the years ended April 30, 2007, 2006 and 2005. The pro forma information may not necessarily be indicative of what the Registrant’s financial position or results of operations would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Registrant’s results of operation or financial position for any future period or date.

Quantum Fuel Systems Technologies Worldwide, Inc.

Unaudited Pro Forma Balance Sheet

As of October 31, 2007

The following table shows the unaudited pro forma condensed consolidated balance sheet at October 31, 2007 as if the transfer of the Tecstar business segment and related debt restructure had occurred on that date.

	(a)	(b)		(c)
	Historical	Discontinued Operations Adjustments	Continuing Operations	Pro Forma Adjustments		Pro Forma
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,501,163	$(2,105,719)	$1,395,444	$4,889,368	(1)	$6,284,812
Accounts receivable, net	18,510,043	(13,570,963)	4,939,080			4,939,080
Inventories, net	27,190,575	(18,884,431)	8,306,144			8,306,144
Other current assets	6,461,051	(3,709,457)	2,751,594			2,751,594

Total current assets	55,662,832	(38,270,570)	17,392,262	4,889,368		22,281,630
Property and equipment, net	7,010,018	(3,092,075)	3,917,943			3,917,943
Restricted cash equivalents and marketable securities	1,000,000	(1,000,000)	—			—
Deferred loan fees	1,262,616	—	1,262,616	(820,700	)(2)	441,916
Goodwill and intangible assets, net	38,498,077	—	38,498,077			38,498,077
Deposits and other assets	2,167,784	(597,463)	1,570,321			1,570,321

Total assets	$105,601,327	$(42,960,108)	$62,641,219	$4,068,668		$66,709,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,033,814	$(14,458,459)	$4,575,355	$—		$4,575,355
Accrued interest	852,074	(852,074)	—			—
Notes payable	2,193,753	(2,193,753)	—			—
Other current liabilities	10,464,118	(7,378,119)	3,085,999			3,085,999
Current maturities of long-term debt	53,971,420	(23,647,029)	30,324,391	5,889,368	(3)	5,500,000
				(30,713,759	)(4)

Total current liabilities	86,515,179	(48,529,434)	37,985,745	(24,824,391)		13,161,354
Long-term debt, net of current maturities	—	—	—	30,713,759	(4)	30,713,759
Other accrued liabilities	191,338	(191,338)	—			—
Minority interests	482,684	—	482,684			482,684
Stockholders’ equity:
Common Stock	78,552	—	78,552			78,552
Additional paid-in-capital	308,850,961	—	308,850,961			308,850,961
Accumulated deficit	(290,588,313)	5,773,081	(284,815,232)	(1,820,700	)(5)	(286,635,932)
Accumulated other comprehensive income (loss)	70,926	(12,417)	58,509			58,509

Total stockholders’ equity	18,412,126	5,760,664	24,172,790	(1,820,700)		22,352,090

Total liabilities and stockholders’ equity	$105,601,327	$(42,960,108)	$62,641,219	$4,068,668		$66,709,887

Notes

(a)	Reflects the Registrants historical financial position at October 31, 2007.
(b)	As a result of the Strict Foreclosure Agreement described in Item 1.01 of the Current Report in which Tecstar assigned to WB Automotive all of it’s right, title and interest in and to the equity interests in Tecstar’s operating subsidiaries, the Tecstar business segment will treated as a discontinued operations for accounting purposes. This column reflects the necessary adjustments to the Registrants historical financial statement to report the Tecstar business segment as being a discontinued operation.
(c)	Pro forma adjustments to reflect the debt restructuring and transfer of assets as described in Item 1.01 and 2.03 of the Current Report as if it had occurred on October 31, 2007.
(1)	Adjustment to add the net cash received from the credit facility restructured as described in Item 2.03 of the Current Report. Approximately $20.3 million of debt and accrued interest related to the revolving line of credit was replaced with a convertible promissory note totalling $16.2 million and a term note totaling $10 million. Fees of $1.0 million were subtracted from the gross funding in connection with the agreements that releases the Registrant from liability, as described in the Release Agreements.
(2)	Adjustment to expense the deferred loan fees associated with revolver portion of the January 31, 2007 credit facility restructured at the close of the above transaction as described in Item 2.03 of the Current Report. The revolver portion approximated 65% of the $1.3 million deferred fees on the Registrants balance sheet on October 31, 2007.
(3)	Adjustment to add the net loan payable increase as a result of the credit facility restructured at the close of the above transaction as described in Item 2.03 of the Current Report and footnote (1) above.
(4)	Adjustment to reclass the current and long term portions of the remaining debt to show the payments due within one year of the close of the restructured credit facility as current and the remaining payments as long term. Principal payments of $5.5 million under the amended term advance are due within one year and the remaining $30.7 million are due thereafter.
(5)	Adjustment to account for the $1.0 million payment in connection with the agreements that releases the Registrant of liability as described in the Release Agreements and the deferred loan fees discussed in footnote (2).

Quantum Fuel Systems Technologies Worldwide, Inc.

Unaudited Pro Forma Statement of Operations

Six months ended October 31, 2007

The following table shows the unaudited pro forma consolidated results of operations for the six months ended October 31, 2007 as if the transfer of the Tecstar business segment and related debt restructure had occurred on May 1, 2007.

	(a)	(b)		(c)
	Historical	Discontinued Operations Adjustments	Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenue:
Net product sales	$47,312,635	$(42,597,362)	$4,715,273	$—		$4,715,273
Contract revenue	9,077,236	(4,106,815)	4,970,421			4,970,421

Total revenue	56,389,871	(46,704,177)	9,685,694	—		9,685,694

Costs and expenses:
Cost of product sales	47,289,910	(43,154,793)	4,135,117			4,135,117
Research and development	11,134,499	(4,118,981)	7,015,518			7,015,518
Selling, general and administrative	19,455,038	(9,853,076)	9,601,962	(686,044	)(1)	8,141,707
				(774,211	)(2)
Amortization of intangibles	1,536,302	(698,570)	837,732			837,732
Impairment of long-lived assets	58,900,000	(58,900,000)	—			—

Total costs and expenses	138,315,749	(116,725,420)	21,590,329	(1,460,255)		20,130,074

Operating loss	(81,925,878)	70,021,243	(11,904,635)	1,460,255		(10,444,380)
Interest expense, net	(2,723,255)	939,705	(1,783,550)	(182,680	)(3)	(2,162,022)
				(820,701	)(4)
				624,909	(5)
Minority interest in losses of subsidiaries	821,448	—	821,448			821,448
Other income (expense), net	(16,806)	5,086	(11,720)			(11,720)

Loss from continuing operations before income taxes	(83,844,491)	70,966,034	(12,878,457)	1,081,783		(11,796,674)
Income tax benefit (expense)	4,861,951	(88,092)	4,773,859			4,773,859

Net loss from continuing operations	$(78,982,540)	$70,877,942	$(8,104,598)	$1,081,783		$(7,022,815)

Per share data - basic and diluted:
Loss from continuing operations	$(1.05)	$0.94	$(0.11)	$0.01		$(0.09)

Number of shares used in per share calculation - basic and diluted	74,951,825	74,951,825	74,951,825	74,951,825		74,951,825

Notes

(a)	Reflects the historical results of operations of the Registrant for the six months ended October 31, 2007
(b)	As a result of the Strict Foreclosure Agreement described in Item 1.01 of the Current Report in which Tecstar assigned to WB Automotive all of it’s right, title and interest in and to the equity interests in Tecstar’s operating subsidiaries, the Tecstar business segment will treated as a discontinued operations for accounting purposes. This column reflects the necessary adjustments to the Registrant’s historical financial statement to report the Tecstar business segment as being a discontinued operation.
(c)	Pro forma adjustments to reflect the effect of the debt restructuring and transfer of assets as described in Item 1.01 and 2.03 of the Current Report for the six months ended October 31, 2007 as if it had occurred on May 1, 2007.
(1)	Adjustment to remove identifiable Corporate administrative salaries and expenses related to Tecstar.
(2)	Adjustment to remove estimated audit fees related to Tecstar.
(3)	Adjustment to record interest expense on net loan payable increase as a result of the credit facility restructured as described in Item 2.03 of the Current Report. Approximately $20.3 million of debt at an interest rate of 12% was replaced with a convertible promissory note totalling $16.2 million with an interest rate of 11.5% and a term note totalling $10 million with an interest rate of 6.5%.
(4)	Adjustment to expense the deferred loan fees associated with Revolver portion of the January 31, 2007 credit facility restructured as described in Item 2.03 of the Current Report. The revolver portion approximated 65% of the $1.5 million deferred fees on the Registrant’s balance sheet April 30, 2006. The revolver portion of the expenses incurred in the historical six month period are reversed.
(5)	Adjustment to reverse interest expense on Tecstar’s estimated portion of the revolver balance. The average outstanding revolver balance for the six month period ending October 31, 2007 of $16.0 million was multiplied by Tecstar’s percentage of the borrowing base support in the month of October 2007 which approximated 65%. The interest rate was 12%.

Quantum Fuel Systems Technologies Worldwide, Inc.

Unaudited Pro Forma Statement of Operations

Year ended April 30, 2007

The following table shows the unaudited pro forma consolidated results of operations for the year ended April 30, 2007 as if the transfer of the Tecstar business segment and related debt restructure had occurred on May 1, 2006.

	(a)	(b)		(c)
	Historical	Discontinued Operations Adjustments	Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenue:
Net product sales	$130,016,726	$(119,354,005)	$10,662,721	$—		$10,662,721
Contract revenue	16,666,970	(9,651,031)	7,015,939			7,015,939

Total revenue	146,683,696	(129,005,036)	17,678,660	—		17,678,660
Costs and expenses:
Cost of product sales	130,446,532	(120,962,614)	9,483,918			9,483,918
Research and development	23,988,449	(9,842,351)	14,146,098			14,146,098
Selling, general and administrative	42,853,039	(23,178,368)	19,674,671	(2,658,992	)(1)	15,913,299
				(1,102,381	)(2)
Amortization of intangibles	4,536,476	(2,862,286)	1,674,190			1,674,190
Restructuring charges	2,443,261	(2,326,868)	116,393			116,393
Impairment loss on goodwill	71,718,601	(71,718,601)	—			—

Total costs and expenses	275,986,358	(230,891,088)	45,095,270	(3,761,373)		41,333,898

Operating loss	(129,302,662)	101,886,052	(27,416,610)	3,761,373		(23,655,238)
Interest expense, net	(4,153,495)	3,771,882	(381,613)	(438,398	)(3)	(444,399)
				107,777	(4)
				267,834	(5)
Gain on disposal of subsidiary	555,005	(555,005)	—			—
Loss on early extinguishment of debt	(6,300,000)	6,300,000	—			—
Minority interest in losses of subsidiaries	1,011,191	(199,929)	811,262			811,262
Other income (expense), net	86,551	(80,649)	5,902			5,902
Income tax benefit (provision)	856,008	(333,816)	522,192			522,192

Loss from continuing operations	$(137,247,402)	$110,788,535	$(26,458,867)	$3,698,586		$(22,760,281)

Per share data - basic and diluted:
Loss from continuing operations	$(2.22)	$1.79	$(0.43)	$0.06		$(0.37)

Number of shares used in per share calculations - basic and diluted	61,760,458	61,760,458	61,760,458	61,760,458		61,760,458

Notes

(a)	Reflects the historical results of operations of the Registrant for the year ended April 30, 2007.
(b)	As a result of the Strict Foreclosure Agreement described in Item 1.01 of the Current Report in which Tecstar assigned to WB Automotive all of it’s right, title and interest in and to the equity interests in Tecstar’s operating subsidiaries, the Tecstar business segment will treated as a discontinued operations for accounting purposes. This column reflects the necessary adjustments to the Registrant’s historical financial statement to report the Tecstar business segment as being a discontinued operation.
(c)	Pro forma adjustments to reflect the effect of the debt restructuring and transfer of assets as described in Item 1.01 and 2.03 of the Current Report for the year ended April 30, 2007 as if it had occurred on May 1, 2006.
(1)	Adjustment to remove identifiable Corporate administrative salaries and expenses related to Tecstar.
(2)	Adjustment to remove estimated audit fees related to Tecstar.
(3)	Adjustment to record interest expense on net loan payable increase as a result of the credit facility restructured as described in Item 2.03 of the Current Report. Approximately $20.3 million of debt at an interest rate of 12% was replaced with a convertible promissory note totalling $16.2 million with an interest rate of 11.5% and a term note totalling $10 million with an interest rate of 6.5%.
(4)	Adjustment to the expense of the deferred loan fees associated with Revolver portion of the January 31, 2007 credit facility restructured as described in Item 2.03 of the Current Report. The revolver portion approximated 65% of the $0.2 million of the loan fees expensed on the Registrants statement of operations for the year ended April 30, 2007.
(5)	Adjustment to reverse interest expense on Tecstar’s estimated portion of the revolver balance. The average outstanding revolver balance for the year ending April 30, 2007 of $13.7 million was multiplied by Tecstar’s percentage of the borrowing base support in the month of October 2007 which approximated 65%. The interest rate was 12%.

Quantum Fuel Systems Technologies Worldwide, Inc.

Unaudited Pro Forma Statement of Operations

Year ended April 30, 2006

The following table shows the unaudited pro forma consolidated results of operations for the year ended April 30, 2006 as if the transfer of the Tecstar business segment and related debt restructure had occurred on May 1, 2005.

	(a)	(b)		(c)
	Historical	Discontinued Operations Adjustments	Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenue:
Net product sales	$172,055,980	$(163,225,609)	$8,830,371	$—		$8,830,371
Contract revenue	19,819,676	(8,867,749)	10,951,927			10,951,927

Total revenue	191,875,656	(172,093,358)	19,782,298	—		19,782,298
Costs and expenses:
Cost of product sales	161,860,800	(152,552,536)	9,308,264			9,308,264
Research and development	25,859,671	(8,084,994)	17,774,677			17,774,677
Selling, general and administrative	33,406,770	(19,132,220)	14,274,550	(3,138,000	)(1)	10,333,235
				(803,315	)(2)
Amortization of intangibles	4,081,908	(2,420,928)	1,660,980			1,660,980

Total costs and expenses	225,209,149	(182,190,678)	43,018,471	(3,941,315)		39,077,156

Operating loss	(33,333,493)	10,097,320	(23,236,173)	3,941,315		(19,294,858)
Interest expense, net	(1,977,746)	2,871,684	893,938	(438,398	)(3)	455,540
Minority interest in losses of subsidiaries	405,695	(350,071)	55,624			55,624
Equity in loss of investment in affiliate	—	—	—			—
Other income (expense), net	(14,185)	15,185	1,000			1,000
Income tax benefit (provision)	655,186	5,406	660,592			660,592

Loss from continuing operations	$(34,264,543)	$12,639,524	$(21,625,019)	$3,502,917		$(18,122,102)

Per share data - basic and diluted:
Loss from continuing operations	$(0.64)	$0.23	$(0.41)	$0.07		$(0.34)

Number of shares used in per share calculations - basic and diluted	53,283,956	53,283,956	53,283,956	53,283,956		53,283,956

(a)	Reflects the historical results of operations of the Registrant for the year ended April 30, 2006.
(b)	As a result of the Strict Foreclosure Agreement described in Item 1.01 of the Current Report in which Tecstar assigned to WB Automotive all of it’s right, title and interest in and to the equity interests in Tecstar’s operating subsidiaries, the Tecstar business segment will treated as a discontinued operations for accounting purposes. This column reflects the necessary adjustments to the Registrant’s historical financial statement to report the Tecstar business segment as being a discontinued operation.
(c)	Pro forma adjustments to reflect the effect of the debt restructuring and transfer of assets as described in Item 1.01 and 2.03 of the Current Report for the year ended April 30, 2006 as if the transfer had occurred on May 1, 2005.
(1)	Adjustment to remove identifiable Corporate administrative salaries and expenses related to Tecstar.
(2)	Adjustment to remove estimated audit fees related to Tecstar.
(3)	Adjustment to record interest expense on net loan payable increase as a result of the credit facility restructured as described in Item 2.03 of the Current Report. Approximately $20.3 million of debt at an interest rate of 12% was replaced with a convertible promissory note totalling $16.2 million with an interest rate of 11.5% and a term note totalling $10 million with an interest rate of 6.5%.

Quantum Fuel Systems Technologies Worldwide, Inc.

Unaudited Pro Forma Statement of Operations

Year ended April 30, 2005

The following table shows the unaudited pro forma consolidated results of operations for the year ended April 30, 2005 as if the transfer of the Tecstar business segment and related debt restructure had occurred on May 1, 2004.

	(a)	(b)		(c)
	Historical	Discontinued Operations Adjustments	Continuing Operations	Pro Forma Adjustments		Pro Forma
Revenue:
Net product sales	$40,747,861	$(30,076,204)	$10,671,657	$—		$10,671,657
Contract revenue	13,552,172	(1,242,276)	12,309,896			12,309,896

Total revenue	54,300,033	(31,318,480)	22,981,553	—		22,981,553
Costs and expenses:
Cost of product sales	36,188,831	(26,445,176)	9,743,655			9,743,655
Research and development	17,176,021	(1,440,646)	15,735,375			15,735,375
Selling, general and administrative	12,617,444	(2,620,934)	9,996,510	(495,000	)(1)	9,198,236
				(303,274	)(2)
Amortization of intangibles	2,127,775	(468,000)	1,659,775			1,659,775

Total costs and expenses	68,110,071	(30,974,756)	37,135,315	(798,274)		36,337,041
Operating loss	(13,810,038)	(343,724)	(14,153,762)	798,274		(13,355,488)
Equity in earnings (loss) of Tecstar						—
Interest income, net	641,177	309,688	950,865	(438,398	)(3)	512,467
Other income (expense), net	80,241	—	80,241			80,241
Provision for income taxes	(10,170)	2,805	(7,365)			(7,365)

Loss from continuing operations	$(13,098,790)	$(31,231)	$(13,130,021)	$359,877		$(12,770,144)

Per share data - basic and diluted:
Loss from continuing operations	$(0.37)	$(0.00)	$(0.37)	$0.01		$(0.36)

Number of shares used in per share calculations - basic and diluted	35,048,437	35,048,437	35,048,437	35,048,437		35,048,437

(a)	Reflects the historical results of operations of the Registrant for the year ended April 30, 2005.
(b)	As a result of the Strict Foreclosure Agreement described in Item 1.01 of the Current Report in which Tecstar assigned to WB Automotive all of it’s right, title and interest in and to the equity interests in Tecstar’s operating subsidiaries, the Tecstar business segment will treated as a discontinued operations for accounting purposes. This column reflects the necessary adjustments to the Registrants historical financial statement to report the Tecstar business segment as being a discontinued operation.
(c)	Pro forma adjustments to reflect the effect of the debt restructuring and transfer of assets as described in Item 1.01 and 2.03 of the Current Report for the year ended April 30, 2005 as if the transfer had occurred on May 1, 2004
(1)	Adjustment to remove identifiable Corporate administrative salaries and expenses related to Tecstar.
(2)	Adjustment to remove estimated audit fees related to Tecstar.
(3)	Adjustment to record interest expense on net loan payable increase as a result of the credit facility restructured as described in Item 2.03 of the Current Report. Approximately $20.3 million of debt at an interest rate of 12% was replaced with a convertible promissory note totalling $16.2 million with an interest rate of 11.5% and a term note totalling $10 million with an interest rate of 6.5%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS WORLDWIDE, INC.

January 23, 2008	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer